UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2004

Integrity Media, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-24134	63-0952549

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1000 Cody Road
Mobile, Alabama	36695

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (251) 633-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On March 2, 2004, Integrity Media, Inc. issued a press release announcing the execution of a merger agreement with Kona Acquisition Corp., an entity wholly owned by P. Michael Coleman, Integrity’s co-founder, principal stockholder, President and Chief Executive Officer, that would have the effect of taking Integrity private. The closing of the merger is subject to a number of conditions, including Kona’s financing and approval by a majority of Integrity’s stockholders who are unaffiliated with management. The press release announcing the execution of the merger agreement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Integrity Media, Inc., dated March 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrity Media, Inc.

Date:	March 2, 2004	By:	/s/ P. Michael Coleman

P. Michael Coleman Chairman, President and Chief Executive Officer

Date:	March 2, 2004	By:	/s/ Donald S. Ellington

Donald S. Ellington Senior Vice President of Finance and Administration (Principal Financial and Accounting Officer)

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